Exhibit 99.1

Kadmon Announces Pricing of Public Offerings of
Common Stock and Warrants

NEW YORK – September 26, 2017 – Kadmon Holdings, Inc. (NYSE: KDMN) today announced the pricing of public offerings of an aggregate of 24,000,000 shares of its common stock together with accompanying warrants to purchase an aggregate of 9,600,000 shares of its common stock at a combined public offering price of $3.00 per share and accompanying warrant (the “Offerings”). The gross proceeds to Kadmon from the Offerings, before deducting underwriting discounts and commissions and other expenses of the Offerings, are expected to be $72.0 million. The Offerings consisted of an underwritten offering (the “Underwritten Offering”) and a registered direct offering (the “Direct Offering”) to certain institutional investors. Kadmon has granted the underwriters in the Underwritten Offering a 30-day option to purchase up to an additional 2,775,000 shares of Kadmon’s common stock and/or warrants to purchase 1,110,000 shares of Kadmon’s common stock on the same terms and conditions. The Underwritten Offering is expected to close on September 28, 2017, subject to customary closing conditions. A portion of the Direct Offering is expected to close on September 28, 2017, and the remainder on October 10, 2017, in each case subject to customary closing conditions.

Jefferies LLC and Piper Jaffray & Co. are acting as the joint book-running managers for the Underwritten Offering. H.C. Wainwright & Co., LLC is acting as the lead manager for the Underwritten Offering.

Each warrant sold in the Offerings will be exercisable for 0.40 of a share of common stock at an exercise price of $3.35 per whole share, and will be exercisable from issuance until September 28, 2022. The shares of common stock and warrants sold in the Offerings are immediately separable and will be issued separately.

Kadmon intends to use the net proceeds from the Offerings for preclinical and clinical development of its lead product candidates, discovery, research and preclinical studies of its other product candidates and for other general corporate purposes.

The securities described above are being offered pursuant to ashelf registration statement on Form S-3 that was declared effective by the Securities and Exchange Commission (the “SEC”) on August 11, 2017. The Offerings may be made only by means of a written prospectus and prospectus supplement that form a part of the registration statement. A final prospectus supplement and accompanying prospectus relating to the Offerings will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. Copies of the final prospectus supplement and the accompanying prospectusrelating to the Underwritten Offering, when available, may also be obtained by request at Jefferies LLC, Attention: Equity Syndicate Prospectus Department, 520 Madison Avenue, 2nd Floor, New York, NY 10022, or by telephone at (877) 821-7388, or by email at Prospectus_Department@Jefferies.com; or at Piper Jaffray & Co., Attention: Prospectus Department, 800 Nicollet Mall, J12S03, Minneapolis, MN 55402, telephone: (800) 747-3924, email: prospectus@pjc.com.

This news release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities, in any state or jurisdiction in which such offer, solicitation, or sale of these securities would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Kadmon Holdings, Inc.

Kadmon Holdings, Inc. is a fully integrated biopharmaceutical company focused on developing innovative products for significant unmet medical needs. We have a product pipeline focused on autoimmune and fibrotic diseases.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the closing of the Offerings and the anticipated use of proceeds of the Offerings. Such statements may be preceded by the words “may,” “will,” “should,” “expects,” “plans,”

“anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. We believe that these factors also include, but are not limited to, (i) the initiation, timing, progress and results of our preclinical studies and clinical trials, and our research and development programs; (ii) our ability to advance product candidates into, and successfully complete, clinical trials; (iii) our reliance on the success of our product candidates; (iv) the timing or likelihood of regulatory filings and approvals; (v) our ability to expand our sales and marketing capabilities; (vi) the commercialization of our product candidates, if approved; (vii)  the pricing and reimbursement of our product candidates, if approved; (viii) the implementation of our business model, strategic plans for our business, product candidates and technology; (ix) the scope of protection we are able to establish and maintain for intellectual property rights covering our product candidates and technology; (x) our ability to operate our business without infringing the intellectual property rights and proprietary technology of third parties; (xi) costs associated with defending intellectual property infringement, product liability and other claims; (xii) regulatory developments in the United States, Europe and other jurisdictions; (xiii) estimates of our expenses, future revenues, capital requirements and our needs for additional financing; (xiv) the potential benefits of strategic collaboration agreements and our ability to enter into strategic arrangements; (xv) our ability to maintain and establish collaborations or obtain additional grant funding; (xvi) the rate and degree of market acceptance of our product candidates; (xvii) developments relating to our competitors and our industry, including competing therapies; (xviii) our ability to effectively manage our anticipated growth; (xix) our ability to attract and retain qualified employees and key personnel; (xx) our ability to achieve cost savings and other benefits from our efforts to streamline our operations and to not harm our business with such efforts; (xxi) our expectations regarding the period during which we qualify as an emerging growth company under the JOBS Act; (xxii) statements regarding future revenue, hiring plans, expenses, capital expenditures, capital requirements and share performance; (xxiii) litigation, including costs associated with prosecuting or defending pending or threatened claims and any adverse outcomes or settlements, whether or not covered by insurance; (xxiv)the public offering; (xxv) the future trading price of the shares of our common stock and impact of securities analysts’ reports on these prices; and/or (xxvi) other risks and uncertainties. More detailed information about Kadmon and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the U.S. Securities and Exchange Commission (“SEC”), including the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, with the SEC on the date hereof. Investors and security holders are urged to read these documents free of charge on the SEC's web site at www.sec.gov. The Company assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

Contacts

Ellen Tremaine, Investor Relations
(646) 490-2989
ellen.tremaine@kadmon.com

Maeve Conneighton
(212) 600-1902
maeve@argotpartners.com

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